                             HUBBELL INCORPORATED              Exhibit 10b(1)

                    1973 STOCK OPTION PLAN FOR KEY EMPLOYEES


1.       Purpose of the Plan

         The purpose of the 1973 Stock Option Plan for Key Employees (the "Plan") is to further the growth and development of Hubbell Incorporated (the "Company") by providing an incentive through encouraging ownership of stock of the Company to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase their interest in the Company's welfare, and continue their services, and by affording a means through which the Company can attract to its services, employees of outstanding ability.

2.       Administration of the Plan

         The Plan shall be administered by the Compensation Committee (the "Committee"), consisting of three or more members of the Board of Directors of the Company ("Board of Directors") who are not eligible, and who have not at any time within one year prior to their appointment to the Committee been eligible, for selection as persons to whom capital stock may be allocated or to whom qualified, non-qualified, restricted, incentive, or employee stock purchase plan stock options may be granted pursuant to this Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock or qualified, restricted, non-qualified, incentive, or employee stock purchase plan stock options of the Company or any of its affiliates. The members of the Committee shall be appointed from time to time by the Board of Directors, to serve at the pleasure of the Board. From and after the first meeting of shareholders at which directors are to be elected that occurs after July 1, 1994, the Committee shall contain at least two "Outside Directors" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         Subject to the express provisions of the Plan, the Committee shall have authority in its discretion to determine the individuals to whom, and the time or times at which options shall be granted, and the number of shares to be subject to each option. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success, and such other factors as the Committee in its discretion shall deem relevant.

         Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan.

         The Committee shall select one of its members as a Chairman, who shall preside at meetings and who shall have authority to execute and deliver documents on behalf of the Committee. Meetings of the Committee shall be held at such times and places as the members thereof may determine. The majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with this Plan, except for such member's own willful misconduct or as expressly provided by statute.

3.       Stock Subject to the Plan

         Subject to adjustment as provided in Paragraph 5(d) of this Plan, the aggregate number of shares of stock which may be issued under options granted under this Plan shall be 1,800,000 shares of the Company's Class A Common Stock, par value $.01 per share, and 4,602,700 shares of the Company's Class B Common Stock, par value $.01 per share. The number of shares of stock which may be issued under options granted under this Plan to any one individual in any fiscal year shall not exceed 150,000 shares. Solely with respect to option grants made prior to March 10, 1987, each option granted shall relate to equal amounts of the Company's Class A Common and Class B Common Stock.

         Options granted by the Committee may be "incentive stock options" (as defined in Section 422 of the Code or options which are not "incentive stock options", or a combination thereof, as determined by the Committee.

         Options may be granted with respect to either authorized but unissued shares, or reacquired shares. In the event that any option under the Plan expires or is terminated for any reason prior to the end of the period during which options may be granted, the shares allocable to the unexercised portion of such option shall again be available for the purposes of this Plan.

4.       Eligibility

         Options may be granted only to officers and other key employees of the Company and subsidiary corporations (as defined in Section 424(f) of the Code). Directors who are not officers or employees shall not be eligible. Subject to the other provisions of this Plan, an individual may hold or be granted more than one option. No incentive stock option shall be granted hereunder which would permit the person to whom the option is granted to own (within the meaning of Section 424(d) of the Code), immediately after the option is granted, stock (including stock issuable upon the exercise of options) possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time any such option is granted the option price is at least 110 percent of the fair market value of the stock subject to the option, and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.       Terms and Conditions of Options

         Options shall be granted under this Plan upon such terms and conditions as the Committee shall determine, subject to the following provisions:

         (a)       Option Price

         The option price of the stock subject to each option shall, except as otherwise provided herein (i) not be less than the greater of (A) 100 percent of the fair market value of such stock, as determined in good faith by the Committee, on the date such option is granted, or (B) the par value of such stock, in the case of an option which is intended to be an incentive stock option, or (ii) not be less than the greater of (A) 85 percent of the fair market value of such stock, as determined in good faith by the Committee, on the date such option is granted, or (B) the par value of such stock, in the case of an option which is not intended to be an incentive stock option.

         (b)       Term of Option

         Options shall be granted for such term as the Committee shall determine except that no option shall be exercisable after the expiration of ten years from the date such option is granted.

         (c)       Exercise and Termination of Options

         The options granted under the Plan shall be exercisable immediately or in such installments as the Committee may prescribe. The Committee may accelerate the exercisability of options at any time in its sole discretion.

         Each incentive stock option granted hereunder prior to January 1, 1987 shall not be exercisable while there is outstanding any incentive stock option which was granted before the granting of such first mentioned incentive stock option to purchase stock in the Company or one or more of its subsidiaries.

         During the lifetime of the individual to whom an option is granted, the option shall be exercisable only by such individual.

         (A)       Termination of Employment -- General

         If the participant ceases to be an employee of the Company or a subsidiary for any reason (including, without limitation, the sale of a subsidiary) other than death, retirement with the consent of the Company or retirement by reason of "Permanent Disability," such option shall expire on the earlier of (i) the end of the option exercise period specified in the option or
(ii) the date three months (30 days for incentive stock options granted prior to March 10, 1987) from the date of the participant's termination of employment (even though such participant is subsequently reemployed). "Permanent Disability" shall mean that the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

         (B)       Retirement with Company Consent

         If the employment of the participant with the Company or its subsidiaries shall terminate by reason of the participant's retirement with the consent of the Company, the installments of such participant's stock option shall continue to mature in the normal manner and the participant (or in the event of his death after the date of retirement, his estate or the person who acquires his option by bequest or inheritance or by reason of his death) shall have the right to exercise his option until the later of (i) the date three years after the date of such retirement or (ii) in the event that the participant's death occurs during such three-year period the date twelve months after the death of the participant (provided that this clause (ii) shall not apply to incentive stock options granted prior to March 10, 1987); but in no event later than the end of the option exercise period specified in the option.

         (C)       Retirement Due to Permanent Disability

         If the employment of the participant with the Company or its subsidiaries shall terminate by reason of the participant's retirement due to Permanent Disability, the participant (or in the event of his death after the date of retirement, his estate or the person who acquires his option by bequest or inheritance or by reason of his death) shall have the right to exercise his option, to the extent that he could have exercised it at the date of such disability retirement, until the later of (i) the date twelve months after the date of such termination of employment or (ii) in the event that the participant's death occurs during such twelve-month period the date twelve months after the date of such death (provided that this clause (ii) shall not apply to incentive stock options granted prior to March 10, 1987); but in no event later than the end of the option exercise period specified in the option.

         (D)       Termination Due to Death

         If a participant's employment by the Company and any subsidiary terminates by reason of death, any option held by the participant may thereafter be immediately exercised, to the extent then exercisable by his estate or the person who acquires his option by bequest or inheritance or by reason of his death for a period of one year from the date of such death or until the end of the option exercise period specified in the option, whichever period is the shorter.

         (E)       Miscellaneous

         A participant who is absent from work with the Company or a subsidiary because of illness or temporary disability, or who is on leave of absence for such purpose or reason as the Committee may approve, shall not be deemed during the period of such absence, by reason of such absence, to have ceased to be an employee of the Company or a subsidiary. Where a cessation of employment is to be considered a retirement with the consent of the

Company or by reason of Permanent Disability for the purpose of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

         No option shall be exercisable unless at the time of exercise the shares are covered by a currently effective registration statement filed under the provisions of the Securities Act of 1933, as amended, or, in the sole opinion of the Company and its counsel, the purchase of the shares upon exercise of the option is otherwise exempt from the registration requirements of that Act.

         Solely with respect to options granted prior to March 10, 1987, an option shall be exercisable only in units, consisting of one share of Class A Common Stock and one share of Class B Common Stock.

         Each participant shall be required, as a condition of exercising any option, to make such arrangements with the Company as the Committee shall determine for withholding (including, but not limited to, the retention of shares by the Company or the delivery to the Company of shares, in each case equal in fair market value as described in Paragraph 5(f) to the amount of all or any portion of the withholding obligation pursuant to such rules as may be prescribed by the Committee) and, in the event of the death of a participant, a further condition of such exercise shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. With the consent of the Committee, a participant may elect to have the Company retain a number of shares otherwise issuable on exercise of an option, or to deliver shares, in each case equal in fair market value as described in Paragraph 5(f) to the amount of all or any portion of the participant's federal, state and local income tax obligation resulting from such exercise determined at the participant's maximum marginal tax rates.

         (d)       Adjustments Upon Changes in Capitalization

         If (i) the Company shall at any time be involved in a transaction to which Section 424(a) of the Code is applicable; (ii) the Company shall declare a dividend payable in any class of shares, or shall subdivide or combine, its shares; or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding options, the Committee shall forthwith take any such action as in its judgment shall be necessary to preserve the participant's rights substantially proportionate to the rights existing prior to such event and to the extent that such action shall include an increase or decrease in the number of shares subject to outstanding options, the number of shares available under Paragraph 3 above shall be increased or decreased, as the case may be, proportionately. The judgment of the Committee with respect to any matter referred to in this Paragraph shall be conclusive and binding upon each participant.

         In the event of the proposed dissolution or liquidation of the Company, or in the event of any proposed reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or in the event of a proposed sale of all or substantially all of the principal and/or assets of the Company to another corporation, all options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than 90 days' written notice of the date so fixed shall be given to each participant, and each participant shall have the right during such period to exercise his option as to all or any part of the shares covered thereby to the extent such option is then otherwise exercisable pursuant to the provisions of this Plan and of the option; and provided further, however, that the Board of Directors may, in their discretion, substitute or cause to be substituted new options for each such outstanding option, provided each such new option (i) applies to the stock of the new employer corporation or a parent or subsidiary corporation of such corporation, and (ii) is not more favorable to the participant than his prior option.

         (e)       Nontransferability of Options

         No option shall be assigned or transferable, except by will or by the laws of descent and distribution.

         (f)       Payment for Stock

         The option price payable upon exercise of an option shall be payable to the Company either (i) in cash (including check, bank draft, or money order), (ii) by delivery to the Company of shares of either class of common stock of the Company or a combination of common stock and cash, or (iii) to the extent authorized by the Committee, through the written election of the optionee to have shares of common stock withheld by the Company from the shares otherwise to be received. The value of any common stock so delivered or withheld shall be the fair market value of such common stock, as determined in good faith by the Committee, on the date of the stock option exercise.

         (g)       Limitation on Incentive Stock Options

         With respect to incentive stock options granted before January 1, 1987, the aggregate fair market value (determined as of the time of the grant of such incentive stock option) of the stock covered by all incentive stock options granted by the Company to a participant during any calendar year (determined as of the date of their respective grants) shall not exceed $100,000 plus any "unused limit carryover" (as hereinafter defined) to such calendar year. If, with respect to any calendar year subsequent to 1980, $100,000 exceeds the fair market value of the stock for which an employee has been granted incentive stock options hereunder, an amount equal to 50 percent of such excess shall be an unused limit carryover to each of the three succeeding calendar years reduced by the amount of such unused limit carryover which, after first using the $100,000 limitation to such calendar year, was used in prior calendar years.

         With respect to incentive stock options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

6.       Term of Plan

         No option shall be granted pursuant to the Plan after March 13, 2004.

7.       Termination and Amendment of Plan

         The Board of Directors of the Company may at any time amend, suspend or terminate the Plan, except that no amendment which would (a) increase the maximum number of shares which may be issued under options granted under this Plan or (b) change the class of employees eligible to receive options under this Plan or (c) change the qualifications for membership on the Committee, shall be effective unless, within twelve months before or after the Board adopts such amendment, it is approved by shareholders. No amendment, suspension or termination of this Plan shall, without the consent of the participant, terminate, or adversely affect the participant's rights under, any outstanding option.

8.       Privileges of Stock Ownership

         The holder of an option shall not be entitled to the privileges of stock ownership as to any shares of the Company not actually issued to him. No shares shall be issued upon the exercise of an option until all applicable legal requirements shall have been complied with to the satisfaction of the Company and its counsel.

9.       Time of Granting of Options

         The granting of an option pursuant to this Plan shall take place at the time the Committee makes a determination that an employee shall receive an option.

10.      Construction

         Words and terms used in this Plan which are defined or used in Sections 421, 422 or 424 of the Code shall, unless the context clearly requires otherwise, have the meanings assigned to them therein, in the regulations promulgated thereunder and in the decisions construing the provisions thereof. In all other respects, this Plan shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

11.      Provisions Relating to Change of Control

                   (i) Each option granted under this Plan after March 10, 1987, and each non-qualified option granted prior to this date shall, to the extent then exercisable determined after applying Paragraph 11(ii) below, have a limited right of surrender allowing a participant who is an Officer, or any other participant in the discretion of the Committee, to surrender his option within the 30-day period following the Change of Control and to receive in cash, in lieu of exercising the option, the amount by which the fair market value of the common stock which the option represents exceeds the option exercise price for all or part of the shares of common stock which are subject to the related option. For this purpose, the fair market value of common stock shall be determined as follows:

                   (a) if the share was a share of the Company's Class A Common Stock, the fair market value shall be deemed to be the closing price of one share of the Company's Class A Common Stock on the New York Stock Exchange on that day, within the 60 days preceding the date on which the Change of Control occurs, on which such closing price was the highest. In the event that the shares are not listed or admitted to trading on such exchange, the fair market value shall be deemed to be the closing price of one share of the Company's Class A Common Stock on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information. If on any such date the shares are not quoted by any such organization, the fair market value of the shares on such date, as determined in good faith by the Board of Directors of the Company, shall be used; or

                   (b) if the share was a share of the Company's Class B Common Stock, the fair market value shall be deemed to be the closing price of one share of the Company's Class B Common Stock on the New York Stock Stock Exchange on that day, within the 60 days preceding the date on which the Change of Control occurs, on which such closing price was the highest. In the event that the shares are not listed or admitted to trading on such exchange, the fair market value shall be deemed to be the closing price of one share of the Company's Class B Common Stock on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information. If on any such date the shares are not quoted by any such organization, the fair market value of the shares on such date, as determined in good faith by the Board of Directors of the Company, shall be used.

                   (ii) Notwithstanding any other provisions of this Plan, in the event of a Change of Control all outstanding options which are not then exercisable, except for incentive stock options granted on or after January 1, 1987, shall be immediately exercisable in full.

         For purposes of this section the following definitions shall apply:

         "Change of Control" shall mean any one of the following:

                   (w) Continuing Directors no longer constitute at least 2/3 of the Directors;

                   (x) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company's Directors; provided that this Paragraph 11 shall not apply with respect to any holding of securities by (A) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche,
                   (B) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (C) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or any affiliate of the Company;

                   (y) the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the incumbent Directors in office immediately prior to such merger or consolidation will constitute at least 2/3 of the Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or

                   (z) at least 2/3 of the incumbent Directors in office immediately prior to any other action proposed to be taken by the Company's stockholders determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

         "Continuing Director" shall mean any individual who is a member of the Company's Board of Directors on December 9, 1986 or was designated (before such person's initial election as a Director) as a Continuing Director by 2/3 of the then Continuing Directors.

         "Director" shall mean any individual who is a member of the Company's Board of Directors on the date the action in question was taken.

         "Officer" shall mean each of the officers specified in Section 1 of
Article IV of the by-laws of the Company except for any such officer whose title begins with the word "Assistant".

                                   * * * * *

         Adopted by the Board of Directors on March 13, 1973 and amended May 5, 1980, December 9, 1980, March 9, 1982, June 12, 1985, March 10, 1987, May 7,
1990, September 12, 1991, and May 2, 1994.